Exhibit 10.1

PLAN OF ACQUISITION AND REORGANIZATION

By Which

VERIDIGM INC.,

2782513

(a Delaware Corporation)

Shall Acquire 100% of;

DINOSTAR INC

C12242-2003

(a Nevada Corporation)

This Plan of Reorganization and Acquisition is made and dated Thursday, February 14, 2008 (“the Dated Date“) by and between the above referenced corporations.

1. The Parties to this Plan

(1.1) VERIDIGM INC., (VRGD- OTCBB) 17383 Sunset Blvd., Suite B-280, Pacific Palisades, California 90272

(1.2) DINOSTAR INC (“DINO”) (C12242-2003)  (A NEVADA CORPORATION)

2. The Capital structures of the relevant Parties:

(2.1) The Capital of VRDG consists of 510,000,000 authorized shares ($0.0001 par value), issued and outstanding 558,382 as of 2/14/2008.

Authorized Preferred as follows;

(2.1.1)   10,000,000 Authorized Series A Preferred ($0.0001 par value)

Issued and outstanding 2,142,000 Series A Preferred shares

(2.2) The Capital of Dinostar consists of 35,000,000 shares of common voting stock ($0.001 par value) authorized, of which 35,000,000 (100%) common shares are issued and outstanding as of the Dated date

35,000,000 shares   - Gary Freeman  100%

3. Plan of Reorganization and Acquisition. Subject to the terms and conditions of this Plan of Reorganization and  Acquisition, VRGD (Delaware) and DINO (Nevada) shall be reorganized, such that VRGD shall acquire DINO, and  DINO shall be acquired into VRGD as a wholly owned subsidiary. Both corporate entities will survive and continue.

4. Conditions Precedent.

(4.1) The Boards of Directors of both Corporations respectively shall have determined that it is advisable and in the best interests of each of them and both of them to proceed with the acquisition by the Public Corporation, in accordance with IRS §354 and 368. These U.S. tax provisions provide generally that no gain or loss be recognized from a statutory reorganization.

PLAN OF REORGANIZATION AND ACQUISITION

(4.2) The Shareholders of both Corporations respectively shall have approved the acquisition and this agreement, and each shall have been approved and adopted by the Board of Directors of in a manner consistent with the laws of its Jurisdiction and its constituent documents.

(4.3)   Each party shall have furnished to the other party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If either party determines that there is a reason not to complete this Plan of Reorganization as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period. The Due Diligence period, for purposes of this paragraph, shall expire on a date determined by the Parties;

(4.4)   The rights of dissenting shareholders, if any, of each party shall have been satisfied and the Board of Directors of each party shall have determined to proceed with this Plan of Reorganization and Acquisition.

(4.5) All of the terms, covenants and conditions of this Plan of Reorganization and Acquisition to be complied with or performed by each party for Closing shall have been complied with, performed or waived in writing; and

(4.6)   The representations and warranties of the Parties, contained in this Plan of Reorganization and Acquisition, as herein contemplated, except as amended, altered or waived by the Parties in writing, shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties are made at and as of such time; and each party shall provide the other with a corporate certificate, of a director of each party, dated the Closing Date, to the effect, that all conditions precedent has been met, and that all representations and warranties of such party are true and correct as of that date. The form and substance of each party's certification shall be in form reasonably satisfactory to the other.

(4.7) Each Corporation hereby represents and warrants that the foregoing recitals are true, correct and accurate.

5. Termination. This Plan of Reorganization and Acquisition may be terminated at any time prior to closing, whether before or after approval by the shareholders of either or both; (i) by mutual consent; or (ii) by either party if the other is unable to meet the specific conditions precedent applicable to its performance within a reasonable time; or (iii) by either or both if holders of a sufficient number of securities exercises dissenters' rights such that to complete the transaction herein contemplated would create undue financial difficulty upon either or both. In the event that termination of this Plan of Reorganization and Acquisition by either or both, as provided above, this Plan of Reorganization and Acquisition shall forthwith become void and there shall be no liability on the part of either party or their respective officers and directors.

6. Conversion of 100% Issued and Outstanding shares of DINO (Nevada) to VRGD common shares.

(6.1) Each and every share of authorized unissued shares of DINO held in DINO treasury shall be cancelled upon the Closing.

(6.2) The 100% of DINO common shares issued and outstanding shall be exchanged for 5,000,000 (Five Million) common shares of VRGD

VRDG preferred shares as described means that such shares shall be  “Restricted Securities” as defined in Rule 144 (a), as promulgated by the Securities and Exchange Commission, of the United States, pursuant to §3(b) of the

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Securities Act of 1933.

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED  AND  APPLICABLE  STATE SECURITIES LAWS.    THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT  WITH  A  VIEW  TO  DISTRIBUTION  OR  RESALE,  AND  MAY  NOT  BE  SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN   EFFECTIVE   REGISTRATION   STATEMENT   FOR   SUCH   SHARES   UNDER   THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.”

(6.2.1) Registration Rights

There are no existing rights or any existing or prospective share holder rights for Demand or Piggyback Registration of any securities of either party; nor contractual or other restrictions upon the rights of the issuer or any person to seek to register securities for sale, resale or as a class of securities for trading on NYSE, AMEX, NASDAQ, OTC BB OR PINK SHEETS or any recognized US stock exchange; except and unless provided for expressly in this Plan of Reorganization and Acquisition.

(6.2.2) Surviving Articles of Incorporation: the Articles of Incorporation of DINO shall remain in full force and effect. the Articles of Incorporation of VRGD shall remain in full force and effect.

(6.3) Surviving By-Laws: the VRDG By-Laws shall have been adopted or amended in form approved by DINO, before the Closing, and such By-Laws, as so adopted or amended, shall then remain in full force and effect, unchanged.

7. Rights of Dissenting Shareholders: The rights, if any, of dissenting shareholders shall be determined as follows:

(7.1) Before Closing: Before Closing, as hereafter defined, each of the corporations shall be responsible for the rights of its own dissenting shareholders. Each party shall be responsible for the handling of rights of its dissenting shareholders, if any. Either party shall have the right to terminate this Plan of Reorganization and Acquisition only if holders of a sufficient number of its shareholders exercise their lawful dissenters rights such that to complete the transactions herein contemplated would create undue burden upon it. Such determination shall be made by the Board of Directors of such party, in their sole discretion, acting reasonable.

(7.2) After Closing: After Closing, the Parent Company shall be the entity responsible for the rights of dissenting shareholders.

(7.3) Appointment of Agents. The Secretaries of State of the State of each party's domicile shall be appointed as agents for service of process for the shareholders of the corporations within their jurisdictions, or formerly within their jurisdictions, to whatever extent may be required by the laws of either State.

8. Closing. Subject to the terms and conditions of this Plan of Reorganization and Acquisition, upon closing the

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transaction, the following events and transactions (“the Closing”) will occur.

(8.1) VRGD shall acquire DINO pursuant to the laws of their respective states, together with all of the property, rights, subsidiaries (both wholly, majority and minority as applicable interests of DINO and be subject to all the debts, liabilities and obligations of DINO

(8.2) Disclosed Liabilities of DINO:      SEE FOLDER - DEBT /DEB

(8.3) After Closing. The following events and transactions will occur immediately or shortly after Closing, and are deemed by the Parties to be an integral part of the Closing process, and material to this agreement:

(8.4) Subject to the uniform, customary principles, endorsed in the laws of Nevada, to the effect that the governance of the corporation be vested in the Board of Directors, and subject to the right and duty of VRGD 's duly appointed Board of Directors to make independent judgment as to all matters of corporate governance; the Parties intend that the existing Director or Directors of the resulting and Parent corporation shall, forthwith upon Closing, prepare such transitional corporate minutes and documents as are necessary and reasonably required to complete and effectuate the transition in a proper and business-like manner.

(8.5) Unless instructed otherwise in writing before Closing, or immediately following Closing, such transitional minutes and documents shall provide, among other matters:

First, for the nomination of and appointment of additional directors, as indicated, and the retirement and resignation of the existing directors, if any, and the recital and signature of the duly appointed director, to the effect that he shall have accepted his appointment and taken office immediately;

Second, for the designation or re-designation of auditors for DINO such appointment to continue until such time as their successor may be appointed pursuant to applicable laws;

Third, NA

Fourth, that fiscal year-end of DINO shall be and remain December 31st, unless otherwise determined by the Board of Directors;

Fifth, that the Officers be empowered and directed to issue the Preferred A shares of VRGD for shares of DINO to be exchanged and stock power transfer 144 shares as described ; unless such issuance has been made previously.

9. Articles of Share Exchange. The Directors shall, forthwith upon Closing, prepare and file Articles of Share Exchange with this Plan of Reorganization and Acquisition with the Secretary of State of Nevada if appropriate.

10. Closing/Effective Date:   The Reorganization and Acquisition contemplated by this Agreement shall Close and become effective on the following dates: the Closing Date, shall be determined by the Boards of Directors of VRGD and DINO, in the manner provided by the laws of places of incorporation and consistent with the constituent corporate documents of each party, upon the satisfaction or waiver of all of the conditions precedent hereinbefore or hereinafter after set forth; the Effective Date shall be the date of filing the Articles of Share Exchange with the Secretary of State of Nevada.

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11. Mutual Express Covenants:

(11.1)  Further  Assurances:  The  Directors  of each Corporation shall  and  will  execute  and  deliver  any and  all necessary documents, acknowledgments and assurances and do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein. Specifically, and without limitation: each party covenants to use all reasonable efforts to obtain all consents, approvals and waivers, including the approval of its directors and security holders, that may be necessary or desirable in order to complete the transactions contemplated herein; take such other measures as may be appropriate to fulfill its obligations hereunder and to carry out the transactions contemplated herein; afford to the other Parties hereto, and their financial and legal advisors, reasonable access during normal business hours, to the management, properties, books, contracts, commitments and records of such party and to allow the other party hereto and their advisors to perform an examination of the financial condition, business, affairs, property and assets of the party and during such period, shall promptly furnish to the other party hereto, a copy of all information concerning its business, properties and personnel as the other party hereto may reasonably request; and use all reasonable efforts to cause each of the conditions precedent set forth in this Plan of Reorganization and Acquisition to be completed or complied with on or before Closing, and to complete the actions following Closing necessary to make the Closing effective.

(11.2) Good Faith and Fair Dealing: Each Corporation covenants hereby to deal with each other and each others shareholders fairly and in good faith, in all matters related to this Agreement and the events and transactions contemplated by it.

(11.3)  Executory  Period  before  Closing:  Each  Corporation  agrees  with  the  other  that  it  will  not,  during  the “executory period” after the making of this Agreement and until Closing: allot or issue any shares of its capital or enter into any agreement granting the right, by conversion, exchange or otherwise, to acquire any of its un-issued capital, except as contemplated herein; declare any dividends; sell all or any part of its assets, or otherwise enter into any transactions or negotiations which could reasonably be expected to interfere with or be inconsistent with the consummation of this Plan of Reorganization and Acquisition; amend or alter its constituent documents except as contemplated herein; or engage in any business, enterprise or activity materially different from that carried on by it at the date of this Plan of Reorganization and Acquisition or enter into any transaction or incur any obligation, expenditure or liability other than in the ordinary course of business, as presently conducted.

12. General Mutual Representations and Warranties. The purpose and general import of the Mutual Representations and Warranties are that each party has made appropriate full disclosure to the others, that no material information has been withheld, and that the information exchanged is or shall be accurate, true and correct. Each Corporation acknowledges and confirms that it is relying on such representations and warranties in connection with this Plan of Reorganization and Acquisition:

(12.1) Organization and Qualification. Each Corporation warrants and represents that it is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

(12.2) Corporate Authority. Each Corporation warrants and represents that it has Corporate Authority, under the

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laws of its jurisdiction and its constituent documents, to enter into this Agreement and to complete the transactions contemplated hereby.

(12.3) Ownership of Assets and Property. Each Corporation warrants and represents that it is duly incorporated and organized and validly subsisting and in good standing under the laws of its respective jurisdiction and has the corporate power and authority to own or lease its assets as now owned or leased and to carry on its business as now carried on and holds all necessary federal, state and municipal governmental licenses, permits and authorizations in connection therewith, except for those where the failure to hold such licenses, permits and authorizations would not have a material adverse effect on the business, prospects, property, financial condition or results of its operations. Each Corporation has lawful title and ownership of its property as reported to the other, and as disclosed in its financial statements.

(12.4) Current Compliance. To the best of each Corporation's knowledge, it is in compliance with all applicable governmental laws, by-laws, regulations and orders material to its corporate existence, operations and properties.

(12.5) Absence of Certain Changes or Events. Each Corporation warrants and represents that there are and shall be at Closing no material changes of circumstances or events which have not been fully disclosed to the other party, and which, if different than previously disclosed in writing shall have been disclosed in writing as current as is reasonably practicable.

Certain financial statements have been exchanged between the Parties, and others shall have been exchanged before Closing. All such financial statements together with the notes thereto present, and shall present fairly, the financial position of such corporation as of its respective date, and have been, or shall have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except that the unaudited financial statements may or may not contain notes and are subject to year-end adjustments). To the best of each party's respective knowledge, there have been no changes n the condition, financial or otherwise, or in the results of operations of either corporation which have had or may reasonably be expected to have a material adverse effect on the business, prospects, property, financial condition or results of operations of either. Neither Corporation has declared or paid any dividends or otherwise made any distribution of any kind or nature to any of its shareholders or has any material liabilities, debts or obligations, whether accrued, absolute or contingent, which have not been otherwise disclosed, or which shall not have been disclosed to the other.

(12.6) Litigation and Enforcements. There are no legal, arbitrable, governmental or other actions, proceedings or investigations pending or threatened against or otherwise affecting either Corporation or any of its assets, and to the best of each corporation's knowledge there has been no event or events which have occurred that could give rise to any such material action, proceeding or investigation. Each Corporation warrants and represents that there are no legal  proceedings,  administrative  or  regulatory proceedings,  pending or  suspected,  which  have  not  been  fully disclosed in writing to the other.

(12.7) Absence of Undisclosed Liabilities. Each Corporation warrants and represents specifically that it has and shall have no material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing, before the Acquisition. “Undisclosed Liabilities”, as used herein, includes without limitation, contingent liabilities of any kind or sort, including without limitation, employment contracts, and corporate guaranties;

(12.8) No Breach of Other Agreements. Each Corporation warrants and represents that this Agreement, and the

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faithful performance of this agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either, not disclosed to the other. Neither the execution and delivery of this Plan of Reorganization and Acquisition, the consummation of the transactions herein contemplated nor the fulfillment of or compliance with the terms and provisions hereof or thereof will (i) result in or constitute a material default under, its articles or by-laws or any material agreement to which its is a party, (ii) constitute an event which would permit any party to any material agreement with it, to terminate such agreement or to accelerate the maturity of any indebtedness of it or other obligation of it, or (iii) result in the creation or imposition of any encumbrance upon its Shares or any of its assets.

(12.9) Capital Stock. Each Company warrants and represents that the issued and outstanding shares and all shares of capital stock of such corporation, is as detailed herein, that all such shares are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares, and that, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquire further shares of such Corporation, except as mutually disclosed, represented and warranted hereinabove.

(12.10) Brokers' or Finder's Fees. Each Corporation warrants and represents that is unaware of brokers' fees/finders' fees.

13. Miscellaneous Provisions

(13.1) At the Closing Date, their shall be no undisclosed changes from that reflected in the statements exchanged by the Parties.

(13.2) Except as required by law, no party shall provide any information concerning the Acquisition or any aspect of the transactions contemplated by this Agreement to anyone other than their respective officers, employees and representatives without the prior written consent of the other Parties hereto. The aforesaid obligations shall terminate on the earlier to occur of (a) the Closing, or (b) the date by which any party is required under its articles or bylaws or as required by law, to provide specific disclosure of such transactions to its shareholders, governmental agencies or other third Parties. In the event that the transaction does not close, each party will return all confidential information furnished in confidence to the other.

(13.3) This Agreement may be executed simultaneously in two or more counterpart originals. The Parties can and may rely upon facsimile signatures as binding under this Agreement, however, the Parties agree to forward original signatures to the other Parties as soon as practicable after the facsimile signatures have been delivered.

(13.4)  The  Parties  to  this  agreement  have  no  wish to  engage  in costly or  lengthy litigation  with  each other. Accordingly, any and all disputes which the Parties cannot resolve by agreement or mediation, shall be submitted to binding arbitration under the rules and auspices of the American Arbitration Association, as a further incentive to avoid disputes, each party shall bear its own costs, with respect thereto, and with respect to any proceedings in any court brought to enforce or overturn any arbitration award. This provision is expressly intended to discourage litigation and to encourage orderly, timely and economical resolution of any disputes which may occur.

(13.5) If any provision of this Agreement or the application thereof to any person or situation or shall be held invalid or unenforceable, the remainder of the Agreement and the application of  such provision to other persons or situations shall not be affected thereby but shall continue valid and enforceable to

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the fullest extent permitted by law.

(13.6) No waiver by any party of any occurrence or provision hereof shall be deemed a waiver of any other occurrence or provision.

(13.7) The Parties acknowledge that both they and their counsel have reviewed and revised this agreement and that the normal rule of construction shall not be applied to cause the resolution of any ambiguities against any party presumptively. The Agreement shall be governed by and construed in accordance with the laws of the State of Nevada

This Plan of Reorganization and Acquisition is executed on behalf of each Company by its duly authorized representatives,  and  attested  to,  pursuant  to  the  laws  of  its  respective  place  of  incorporation  and  in accordance with its constituent documents.

VERIDIGM INC

(A Delaware   corporation)

____/S/_______

Gary P. Freeman

President

Thursday, February 14, 2008

DINOSTAR INC.,

(A NEVADA CORP)

                               ____/S/_______

President

Gary Freeman

Thursday, February 14, 2008

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